                                                                   EXHIBIT 10.27

                          SECOND AMENDMENT AND WAIVER
                         TO LOAN AND SECURITY AGREEMENT
                         ------------------------------


          SECOND AMENDMENT AND WAIVER, dated as of August 22, 1997 (this

"Amendment"), to the Loan and Security Agreement referred to below by and among
----------
GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), PAR
                                                               ------
PHARMACEUTICAL, INC., a New Jersey corporation ("Borrower"), PHARMACEUTICAL
                                                 --------
RESOURCES, INC., a New Jersey corporation ("Parent"), NUTRICEUTICAL RESOURCES,
                                            ------
INC., a New York Corporation ("NRI"), and PARCARE, LTD., a New York corporation
                               ---
("ParCare").  Parent, NRI and ParCare are hereinafter referred to as
  -------
"Guarantors".
 ----------

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Lender, Borrower and Guarantors are parties to that certain Loan and Security Agreement, dated as of December 15, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan
                                                                  ----
Agreement");

          WHEREAS, Lender, Borrower and Guarantors have agreed to amend the Loan Agreement in the manner, and on the terms and conditions, provided for herein; and

          WHEREAS, Lender has agreed to waive and/or consent to certain violations of the Loan Agreement in the manner, and on the terms and conditions, provided for herein.

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

          1.   Definitions.  Capitalized terms not otherwise defined herein
               -----------
shall have the meanings ascribed to them in the Loan Agreement.

          2.   Amendments to Loan Agreement.
               ----------------------------

               A. Recital A of the Loan Agreement is hereby amended by (i) inserting, immediately after the word "loan" in the first line thereof, the following: "(including a subfacility for letters of credit)", (ii) inserting under the caption "Revolving Credit Rate" a new caption to read: "Letter of
                   ---------------------                          ---------
Credit Subfacility:  $2,000,000", and (iii) inserting under the caption "Unused
------------------                                                       ------
Line Fee" a new caption to read: "Letter of Credit Fee:  2%".
--------                          --------------------

               B. Section 1.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

               "Subject to the terms and conditions of this Agreement, from the Closing Date and until the Commitment Termination Date (i) Lender agrees (A) to make available advances (each, a "Revolving Credit Advance") and (B) to incur Letter of Credit Obligations, in an aggregate outstanding amount not to exceed the Borrowing Availability, and (ii) Borrower may at its request from time to time borrow, repay and reborrow, and may cause Lender to incur Letter of Credit Obligations, under this Section 1.1."

               C. Section 1.1 of the Loan Agreement is hereby further amended by (i) deleting the caption in its entirety and inserting in lieu thereof a new caption entitled "Loans", and (ii) adding a new Section 1.1(e) at the end
                  -----
thereof to read as follows:

               "(e) Subject to the terms and conditions of this Agreement, including Schedule G, Borrower shall have the right to request,
                         ----------
               and Lender agrees to incur, the Letter of Credit Obligations for the account of Borrower in accordance with Schedule G."
                                                          ----------

               D. Section 1.2 of the Loan Agreement is hereby amended by deleting the second sentence in its entirety and inserting in lieu thereof a new sentence to read as follows:

               "Upon the Commitment Maturity Date Borrower shall pay to Lender in full, in cash: (i) all outstanding Revolving Credit Advances and all interest earned, but unpaid, thereon; (ii) an amount sufficient to enable Lender to hold cash collateral as specified in Schedule G; and (iii) all other non-contingent Obligations due
                  ----------
               to or incurred by Lender."

               E. Section 1.2(b) of the Loan Agreement is hereby amended by inserting, immediately following the word "Advances", the phrase "and Letter of Credit Obligations".

               F. Section 1.5(c) of the Loan Agreement is hereby amended by inserting, immediately after the word "interest" in the first line thereof, the phrase ", and all calculations of the Letter of Credit Fee,".

              G. Section 1.5(d) of the Loan Agreement is hereby amended by inserting (i) immediately after the word "Rate" in the second line thereof, the phrase "and the Letter of Credit Fee", and (ii) immediately after the word "interest" the first place it appears in the third line thereof, the phrase "and Letter of Credit Fees".

               H. Section 2.2 of the Loan Agreement is hereby amended by inserting, immediately after the word "Advance" in the second line thereof, the phrase "or the incurrence of any Letter of Credit Obligations".

               I. Section 2.2(b) of the Loan Agreement is hereby amended by inserting, immediately after the word "Advance", the phrase ", or the incurrence of such Letter of Credit Obligation,".

               J. Section 2.2(c) of the Loan Agreement is hereby amended by inserting, immediately after the word "Advance", the phrase "or the incurrence of such Letter of Credit Obligation,".

               K. Section 2.2 of the Loan Agreement is hereby further amended by inserting, immediately after the word "Advance" in the last sentence thereof, the phrase ", and the request by Borrower for the incurrence by Lender of any Letter of Credit Obligations, as the case may be,".

               L. Section 8.2(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

               "(a) If any Default or Event of Default shall have occurred and be continuing, then Lender may terminate or suspend its obligation to make further Revolving Credit Advances and to incur additional Letter of Credit Obligations. In addition, if any Event of Default shall have occurred and be continuing, Lender may, without notice, take any one or more of the following actions: (1) upon notice to Borrower from Lender, increase the rate of interest applicable to

               Revolving Credit Advances and the Letter of Credit Fee, as provided in Section 1.5(d), effective as of the date of the initial Default; (2) declare all or any portion of the Obligations to be forthwith due and payable, including contingent liabilities with respect to Letter of Credit Obligations, whereupon such Obligations shall become and be due and payable;
               (3) require that all Letter of Credit Obligations be fully cash collateralized pursuant to Schedule G; or (4) exercise
                                          ----------
               any rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of an Event
                               --------
               of Default specified in Sections 8.1 (e), (f) or (g), the Obligations shall become immediately due and payable (and any obligation of Lender to make further Revolving Credit Advances or incur additional Letter of Credit Obligations, if not previously terminated, shall immediately be terminated) without declaration, notice or demand by Lender."

               M. Section 8.4 of the Loan Agreement is hereby amended by inserting, immediately before the phrase "and finally", the phrase "third, to
                                              -------               -----
cash collateralize any outstanding Letter of Credit Obligations pursuant to

Schedule G;".
----------

               N. The Index of Exhibits and Schedules to the Loan Agreement is hereby amended by inserting under Schedule F a new line to read "Schedule G - Letters of Credit".

          3.   Amendments to Schedule A to the Loan Agreement.  Schedule A to
               ----------------------------------------------
the Loan Agreement is hereby amended as follows:

               A. The following new definitions are hereby added immediately following the definition of "Lender":
                             ------

               "Letters of Credit" shall mean any and all commercial or standby
                -----------------
                letters of credit issued at the request and for the account of Borrower for which Lender has incurred Letter of Credit Obligations.

               "Letter of Credit Fee" shall have the meaning assigned to it in
                --------------------
               Schedule D.
               ----------

               "Letter of Credit Obligations" shall mean all outstanding
                ----------------------------
               obligations incurred by Lender at the request of Borrower, contingent or otherwise, due or not due, in connection with the guarantee by Lender of Letters of Credit, all as further set forth in Schedule G. The amount of such Letter of Credit
                        ----------
               Obligations at any time shall equal the maximum amount which may be payable by Lender thereupon or pursuant thereto at such time.

               B.   The definition of "Maximum Amount" is hereby amended by
                                       --------------
inserting, immediately after the word "Advances", the phrase "and Letter of Credit Obligations".

               C.   The definition of "Obligations" is hereby amended by
                                       -----------
inserting, immediately after the word "Advances" in the ninth line thereof, the phrase ", Letter of Credit Obligations".

               D.   The definition of "Prepayment Fee" is hereby amended by
                                       --------------
inserting, immediately after the word "Advances", the phrase "or to incur Letter of Credit Obligations".

               E.   The definition of "Revolving Credit Loan" is hereby amended
                                       ---------------------
in its entirety to read as follows:

               "Revolving Credit Loan" shall mean at any time the sum of (i) the
                ---------------------
               aggregate amount of Revolving Credit Advances then outstanding, plus (ii) the total Letter of Credit Obligations incurred by Lender and outstanding at such time, plus the amount of earned and accrued, but unpaid, interest thereon and Letter of Credit Fees with respect thereto."

               F.   The definition of "Termination Date" is hereby amended by
                                       ----------------
inserting, immediately after the word "cash", the parenthetical "(other than amounts in respect of Letter of Credit Obligations if any, then outstanding, provided that Borrower shall have funded such amounts in cash in full into a cash collateral account as contemplated by Schedule G)".
                                           ----------

          4.   Amendments to Schedule D to the Loan Agreement.  Schedule D to
               ----------------------------------------------
the Loan Agreement is hereby amended by inserting (i) in each of the first three paragraphs in Section 4 thereof, immediately following the word "Advances", the phrase "or Letter of Credit Obligations" and (ii) a new section at the end thereof which shall read as follows:

               "7.  Letter of Credit Fee: For each day for which Lender
                    --------------------
               maintains Letter of Credit Obligations outstanding, an amount equal to the amount of the Letter of Credit Obligations outstanding on such day, multiplied by 2%, the product of which is then divided by 360. The Letter of Credit Fee incurred for each month is payable at the same time each payment of the Unused Line Fee is due. Notwithstanding the foregoing, any unpaid Letter of Credit Fee is immediately due and payable on the Commitment Maturity Date."

          5.   New Schedule G.  The Loan Agreement is hereby amended by
               --------------
inserting, immediately following Schedule F thereto, a new Schedule G in the
                                 ----------                ----------
form attached hereto as Annex A.
                        -------

          6.   Waiver/Consent.  Lender hereby (A) waives any Event of Default
               --------------
under Section 8.1(b) of the Loan Agreement solely arising out of (i) the sale by
      --------------
Parent on June 3, 1997 of 1,666 registered ordinary shares, par value NIS 1.00, and 1,666 registered voting shares, par value NIS 1.00, in each case of Fine-Tech Ltd., an Israeli private company limited by shares, (ii) the sale/release by Borrower of distribution rights concerning certain drug delivery products (which were previously granted to Borrower by Sano Corporation, a Florida corporation ("Sano"), pursuant to a certain Distribution Agreement, dated as of
              ----
February 24, 1994 among, Sano, Borrower and Parent, as amended by a letter agreement dated May 8, 1995) in accordance with the terms and conditions of that certain Amended and Restated Distribution Agreement, dated July 28, 1997, among Sano, Borrower and Parent (it being understood that all of the proceeds from such sale have been deposited into the Collection Account), and (iii) the advance of One Million Nine Hundred Fifty-Three Thousand Three Hundred Ninety-Three Dollars (U.S.$1,953,393) by Borrower to SANO in connection with such sale, as evidenced by that certain Promissory Note made by SANO in favor of Borrower, dated July 28, 1997 ("Note"), and (B) consents to (i) the investment by Parent
                      ----
of Two Hundred Fifty Thousand Dollars (U.S.$250,000) in Authorgenics, Inc.

("Authorgenics") on or before August 29, 1997 (it being understood that such
--------------
investment shall be paid to Authorgenics in exchange for 625 shares of Series A Preferred Stock, $.01 par value, of Authorgenics), (ii) the establishment by Parent of a Delaware limited partnership, the general partner of which shall be a newly-formed Delaware corporation and wholly-owned subsidiary of Parent (it being understood that (a) such limited partnership and corporation are being formed to consummate the transactions contemplated under that certain Marketing and Sales Umbrella Agreement ("Marketing Agreement") to be entered into between
                               -------------------
Authorgenics and Parent, (b) notwithstanding anything to the contrary contained in the Loan Agreement, including Section 5(b) thereof, Parent's aggregate investment in such entities shall not exceed U.S.$1,000, without the prior written consent of Lender, (c) no Credit Party shall or shall be required to provide any collateral to support any liabilities, Indebtedness or other obligations of such entities, (d) no Credit Party shall or shall be required to indemnify in any manner such entities or other Person in connection with any obligation or liability of such entities, and (e) without limiting the foregoing, such investment shall be non-recourse to Borrower and the other Credit Parties (other than to the extent of

Parent's initial investment of U.S.$1,000)), and (iii) the expenditure by Parent of no more than One Hundred Fifty Thousand Dollars (U.S.$150,000) on the development of a plan to market/sell the software developed in connection with the Marketing Agreement. The parties agree that the foregoing consent shall be null and void if the Marketing Agreement is not executed and delivered substantially in the form attached hereto as Exhibit A.

          7.   Representations and Warranties.  To induce Lender to enter into
               ------------------------------
this Amendment, each Credit Party hereby represents and warrants that:

               A. The execution, delivery and performance by each Credit Party of this Amendment: (i) are within their respective corporate powers; (ii) have been duly authorized by all necessary corporate and shareholder action; and (iii) are not in contravention of any provision of their respective certificates or articles of incorporation or by-laws or other organizational documents.

               B. This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

               C. This Amendment constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

               D. No Default has occurred and is continuing both before and after giving effect to this Amendment.

               E. No action, claim or proceeding is now pending or, to the knowledge of each Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators,
     (i) which challenges any Credit Party's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Loan Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Loan Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Loan Agreement as amended hereby or any other Loan Document or (ii which if determined adversely could have or result in a Material Adverse Effect.

          8.   No Other Amendments/Waivers.  Except as expressly amended herein,
               ---------------------------
the Loan Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. In addition, except as expressly provided in Section 6 hereof, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          9.   Outstanding Indebtedness; Waiver of Claims.  Each Credit Party
               ------------------------------------------
hereby acknowledges and agrees that as of August 20, 1997 the aggregate outstanding principal amount of the Revolving Credit Loan is $5,921,548.54 and that such principal amount is payable pursuant to the Loan Agreement, as amended hereby, without defense, offset, withholding, counterclaim or deduction of any kind. Each Credit Party hereby waives, releases, remises and forever discharges Lender and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which each Credit Party ever had, now has or might hereafter have against Lender which relates, directly or indirectly, to any acts or omissions of Lender or any other Indemnified Person on or prior to the Amendment Effective Date.

          10.  Expenses.  Borrower hereby reconfirms its obligations pursuant to
               --------
Section 10.2 of the Loan Agreement to pay and reimburse Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

          11.  Effectiveness.  This Amendment shall become effective as of
               -------------
August 22, 1997 (the "Amendment Effective Date") only upon satisfaction in full
                      ------------------------
in the judgment of the Lender of each of the following conditions on or prior to August 27, 1997:

               A.   Documents.  Lender shall have received two original copies
                    ---------
of this Amendment duly executed and delivered by Lender and each Credit Party.

               B.   Payment of Expenses.  Borrower shall have paid to Lender all
                    --------------------
costs and expenses owing in connection with this Amendment and the other Loan Documents and due to Lender (including, without limitation, reasonable legal fees and expenses).

               C.   Representations and Warranties.  All representations and
                    ------------------------------
warranties of or on behalf of each Credit Party in this Amendment and all the other Loan Documents shall be true and correct in all respects with the same effect as though such representations and warranties had been made on and as of the date hereof and on and as of the date that the other conditions precedent in this Section 11 have been satisfied, except to the extent that any such representation or warranty expressly relates to an earlier date.

               D.   Secretary's Certificate.  Each Credit Party shall have
                    -----------------------
provided Lender with a certificate in form and substance satisfactory to Lender of their respective Secretary or an Assistant Secretary certifying the resolutions adopted by their respective Boards of Directors approving this Amendment and the transactions contemplated herein.

          In the event that each of the foregoing conditions precedent has not been satisfied on or prior to August 27, 1997, this Amendment shall become, upon written notice by Lender to Borrower, null and void and of no force or effect.

          12.  Covenants of Borrower.  Borrower shall, within ten (10) Business
               ---------------------
Days of the date hereof, grant to Lender a first priority security interest in the Note and the collateral securing such Note, if any, pursuant to a pledge agreement, in form and substance satisfactory to Lender. Notwithstanding anything to the contrary contained in the Loan Agreement or any other Loan Document, each of the Credit Parties acknowledges and agrees that failure to so provide Lender with such a first priority security interest shall constitute an immediate Event of Default.

          13.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          14.  Counterparts.  This Amendment may be executed by the parties
               ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                              Borrower:
                              --------

                              PAR PHARMACEUTICAL, INC.


                              By:___________________________
                              Name:
                              Title:


                              Lender:
                              ------

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By:___________________________
                                 Martin S. Greenberg
                              Its: Duly Authorized Signatory


                              Parent:
                              ------

                              PHARMACEUTICAL RESOURCES,
                         INC.


                         By:___________________________
                              Name:
                              Title:

                      (SIGNATURES CONTINUED ON NEXT PAGE)

                              Subsidiary Guarantors:
                              ---------------------

                              NUTRICEUTICAL RESOURCES, INC.

                      By:_________________________
                              Name:
                              Title:


                              PARCARE, LTD.


                      By:___________________________
                              Name:
                              Title:

                                    ANNEX A
                                       TO
                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------

                         SCHEDULE G - LETTERS OF CREDIT

1. Lender agrees, subject to the terms and conditions hereinafter set forth, to incur Letter of Credit Obligations in respect of the issuance of Letters of Credit issued on terms acceptable to Lender and supporting obligations of Borrower incurred in the ordinary course of Borrower's business, in order to support the payment of Borrower's inventory purchase obligations, insurance premiums, or utility or other operating expenses and obligations, as Borrower shall request by written notice to Lender that is received by Lender not less than five Business Days prior to the requested date of issuance of any such Letter of Credit; provided, that: (a) the aggregate amount of all Letter of
                  --------
Credit Obligations at any one time outstanding (whether or not then due and payable) shall not exceed the lesser of (i) $2,000,000 or (ii) the Net Borrowing Availability at such time; (b) no Letter of Credit shall have an expiry date which is later than one year following the date of issuance thereof; and (c) Lender shall be under no obligation to incur Letter of Credit Obligations in respect of any Letter of Credit having an expiry date that is later than December 30, 1999. The maximum amount payable in respect of each Letter of Credit requested by Borrower will be guaranteed by Lender in favor of the issuing bank under terms of a separate agreement between Lender and the issuing bank, [which agreement (other than as provided for herein) shall not affect Borrower's rights in respect of the issuing bank set forth in the application and agreement referred to in the next succeeding sentence]. Borrower will enter into an application and agreement for such Letter of Credit with the issuing bank selected by Lender. The bank that issues any Letter of Credit pursuant to the Agreement shall be determined by Lender in its sole discretion.

2. The notice to be provided to Lender requesting that Lender incur Letter of Credit Obligations shall be in the form of a Letter of Credit application in the form customarily employed by the issuing bank, together with a written request by Borrower and the bank that Lender approve Borrower's application. Upon receipt of such notice Lender shall establish a reserve against the Borrowing Availability in the amount of 100% of the face amount of the Letter of Credit requested; provided, that such reserve shall be reversed if the requested Letter
           --------
of Credit is not issued and to the extent the amount available under it is reduced. Approval by Lender in the written form agreed upon between Lender and the issuing bank (a) will authorize the bank to issue the requested Letter of Credit, and (b) will conclusively establish for purposes of determining Net Borrowing Availability the existence of the Letter of Credit Obligation as of the date of such approval; provided, that otherwise such Letter of Credit
                           --------
Obligations shall be deemed to be in existence as of the date the applicable Letter of Credit is issued to its beneficiary.

3. In the event that Lender shall make any payment on or pursuant to any Letter of Credit Obligation, Borrower shall be unconditionally obligated to reimburse Lender therefor, and such payment shall then be deemed to constitute a Revolving Credit Advance. For purposes of computing interest under Section 1.5 of the Agreement, a Revolving Credit Advance made in satisfaction of a Letter of Credit Obligation shall be deemed to have been made as of the date on which the issuer or endorser makes the related payment under the underlying Letter of Credit.

4. In the event that any Letter of Credit Obligations, whether or not then due or payable, shall for any reason be outstanding on the Commitment Maturity Date, Borrower will either (a) cause the underlying Letter of Credit to be returned and canceled and each corresponding Letter of Credit Obligation to be terminated, or (b) pay to Lender, in immediately available funds, an amount equal to 105% of the maximum amount then available to be drawn under all Letters of Credit not so returned and canceled. Such funds shall be held in a cash collateral account maintained at a bank or financial institution acceptable to Lender. Such account shall be in the name of Borrower and shall be pledged to, and subject to the control of, Lender, in a manner satisfactory to Lender.

5. In the event that Lender shall incur any Letter of Credit Obligations, Borrower agrees to pay the Letter of Credit Fee to Lender as compensation to Lender for incurring such Letter of Credit Obligations. In addition, Borrower shall reimburse Lender for all fees and charges paid by Lender on account of any such Letters of Credit or Letter of Credit Obligations to the issuing bank.

6. Borrower's Obligations to Lender with respect to any Letter of Credit or Letter of Credit Obligation shall be evidenced by Lender's records and, in the absence of manifest error, shall be absolute, unconditional and irrevocable and shall not be affected, modified or impaired by (i) any lack of validity or enforceability of the transactions contemplated by or related to such Letter of Credit or Letter of Credit Obligation; (ii) any amendment or waiver of or consent to depart from all or any of the terms of the transactions contemplated by or related to such Letter of Credit or Letter of Credit Obligation (other than an amendment of the agreement between Borrower and the issuing bank regarding the Letter of Credit or a waiver by the issuing bank of a right under such agreement which reduces Lender's obligations to the issuing bank); (iii) the existence of any claim, set-off, defense or other right which Borrower or any other Credit Party may have against Lender, the issuer or beneficiary of such Letter of Credit, or any other Person, whether in connection with the Agreement or the transactions contemplated therein or such Letter of Credit or the transactions contemplated thereby or any unrelated transactions; or (iv) the fact that any draft, affidavit, letter, certificate, invoice, bill of lading or other document presented under or delivered in connection with such Letter of Credit or any other Letter of Credit proves to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to have been untrue or incorrect in any respect.

7. In addition to any other indemnity obligations which Borrower may have to Lender under the Agreement and without limiting such other indemnification provisions, Borrower hereby agrees to indemnify Lender from and to hold Lender harmless against any and all claims, liabilities, losses, costs and expenses (including, attorneys' fees and expenses) which Lender may (other than as a result of its own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (i) the issuance of or payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation or
(ii) any suit, investigation or proceeding as to which Lender is or may become a party as a consequence, directly or indirectly, of the issuance of any Letter of Credit, the incurring of any Letter of Credit Obligation or any payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation. The obligations of Borrower under this paragraph shall survive any termination of the Agreement.

8. Borrower hereby assumes all risks of the acts, omissions or misuse of each Letter of Credit by the beneficiary or issuer thereof and, in connection therewith and absent gross negligence or wilful misconduct on Lender's part, Lender shall not be responsible (i) for the validity, sufficiency, genuineness or legal effect of any document submitted in connection with any drawing under any Letter of Credit even if it should in fact prove in any respect to be invalid, insufficient, inaccurate, untrue, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or any rights or benefits thereunder or any proceeds thereof, in whole or in part, even if it should prove to be invalid or ineffective for any reason; (iii) for the failure of any issuer or beneficiary of any Letter of Credit to comply fully with the terms thereof, including the conditions required in order to effect or pay a drawing thereunder; (iv) for any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopy, telex or otherwise;
(v) for any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under any Letter of Credit; or (vi) for any consequences arising from causes beyond the control of Lender.

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





                                   EXHIBIT A
                                       TO
                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------



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



            THIS PAGE MUST BE KEPT AS THE LAST PAGE OF THE DOCUMENT.



SoftSolution Network ID: STM-97321.4        Type: AMD

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